                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2006
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                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

          New York                       0-3319                 13-1784308
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

            One Commerce Park, Valhalla, NY                        10595
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       (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.

         On June 29, 2006, the Company entered into a consulting  agreement (the
"Consulting  Agreement"),  dated as of June 14,  2006,  with Lumina Group LLC, a company owned by one of the Company's directors, James A. Risher. The Consulting
Agreement  is  attached  hereto  as  Exhibit  99.1 and  incorporated  herein  by reference.

         The  Consulting  Agreement  provides that the Lumina Group will provide certain  consulting  services to the Company for a fee of $20,000 per month. The
Consulting  Agreement  has a term of 90 days and provides  that the Lumina Group shall assign James A. Risher to this consulting engagement.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

       (a)        Financial Statements of Businesses Acquired.
                  Not Applicable

       (b)        Pro Forma Financial Information.
                  Not Applicable

       (c)        Shell Company Transactions.
                  Not Applicable

       (d)        Exhibits

                  Exhibit No.     Exhibits
                  -----------     --------

                  99.1            Consulting  Agreement,  dated  as of June  14,
                                  2006, between the Company and Lumina Group LLC

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DEL GLOBAL TECHNOLOGIES CORP.
                                       -----------------------------------------
                                                     (Registrant)

Date: June 29, 2006                    By: /s/ Mark A. Koch
                                           -------------------------------------
                                           Mark A. Koch
                                           Principal Accounting Officer and
                                           Treasurer

                                  EXHIBIT INDEX

                  Exhibit No.     Exhibits
                  -----------     --------

                  99.1            Consulting  Agreement,  dated  as of June  14,
                                  2006,  between the  Company  and Lumina  Group
                                  LLC.